Nasdaq: DVCR Investor Update As of June 30, 2018

Nasdaq: DVCR Forward-Looking Statements Forward-looking statements made in this presentation involve a number of risks and uncertainties, but not limited to:  the outcome of proceedings alleging violations of state or Federal  our ability to increase patients served at our renovated centers False Claims Acts  our ability to successfully integrate the operations of our new  laws and regulations governing quality of care or other laws and nursing centers in Alabama and Mississippi, as well as successfully regulations applicable to our business including laws governing operate all of our centers reimbursement from government payers  changes in governmental reimbursement  changes in occupancy rates in our centers  the impact of the recently adopted federal health care reform or  changes in anticipated revenue and cost growth and the anticipated any future healthcare reform results of operations  any increases in the cost of borrowing under our credit  our ability to comply with covenants contained in those credit agreements agreements  our ability to renew real estate investment trust leases under  the accuracy of our estimate of our anticipated professional liability reasonable terms expense  the outcome of professional liability lawsuits and claims  our ability to control ultimate professional liability costs  the costs of investing in our business initiatives and development  Our ability to control costs  the impact of future licensing surveys  the effect of changes in accounting policies  changing economic and competitive conditions  changes to our valuation of deferred tax assets as well as other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements. 2

Nasdaq: DVCR Non-GAAP Information This presentation contains certain non-GAAP financial measures, including, EBITDA, Adjusted EBITDA and Adjusted EBITDAR. EBITDA is a non-GAAP financial measure which consists of net (loss) income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA, also a non-GAAP financial measure, is EBITDA adjusted to add back non-recurring items such as (i) acquisition related costs, (ii) lease termination costs, (iii) gain on the sale of an unconsolidated affiliate, (iv) gain on bargain purchase, (v) hurricane costs and (vi) executive severance expense. Adjusted EBITDAR is Adjusted EBITDA adjusted to add back lease expense. Our presentation of EBITDA, Adjusted EBITDA and Adjusted EBITDAR should not be construed as an implication that our future results will be unaffected by unusual or non-recurring items. The presentation of the non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in this presentation are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies. Diversicare believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. We have also presented Adjusted EBITDA in this presentation because we believe it is useful to provide investors and other users of our financial statements this performance measure to align with how management assesses our results of operations. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the attached Appendix A to this presentation. 3

Nasdaq: DVCR Investment Highlights Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results 4

Nasdaq: DVCR Executive Leadership Jay McKnight Leslie Campbell Chief Executive Officer Chief Operating Officer • Joined Diversicare in 2012 as CFO • Joined Diversicare in 2012 • 10+ Years of senior finance • 20+ years of experience in the LTC positions in the healthcare industry industry • Previous senior leadership positions • Previous senior leadership positions at: at: ‒ NuscriptRX ‒ Golden Living ‒ Take Care Health Systems • Licensed Physical Therapist ‒ I-TRAX, Inc. (CHD Meridian) • Licensed Nursing Home Administrator 5

Nasdaq: DVCR Diversicare at a Glance 2017 Q2 Revenue $142.6M – 2018 Q2 Reported Revenue $141.1M – 2018 Q2 legacy GAAP Revenue $144.5M; 1.4% Growth Currently – 75 SNFs, 1 ALF – 8,456 Licensed Skilled Nursing Beds – 10 States Headquartered in Brentwood, TN PA IA NE OH (5) IL IN (1) CO WV KS (6) MO VA (3) KY (13) NC TN (5) OK AR SC MS AL GA (20) (9) TX (13) LA FL (1) 6

Nasdaq: DVCR Company Profile . Public Company since 1994 . NASDAQ Listed Company Symbol: DVCR . Added to Russell Microcap Index in 2014 . 52 week range $6.55 – $12.00 . Historically paid $0.22 annual dividend . Headquartered in Brentwood, TN 7

Nasdaq: DVCR Long Term Care Industry Overview • Compelling Demographic Trends • High Quality Clinical Outcomes • Relative Low Cost of Care • Risks to the Industry and the Company 8

Nasdaq: DVCR Compelling Industry Demographics Number of Skilled Nursing Facilities 17,000 16,500 16,000 15,500 Stable Supply Stable 15,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 Age 65+ Population (in millions) 100 80 60 40 20 Rising Demand Rising 0 1990 2000 2010 2020E 2030E 2040E 2050E 2060E Sources: AHCA, CMS OSCAR Data and US Census Bureau, US Administration on Aging 9

Nasdaq: DVCR Compelling Industry Demographics • Long term care spending continues to increase ‒ Medicare and Medicaid expenditures for SNFs expected to grow 57% from 2015 to 2025 ‒ Annual spending on older adults is expected to increase 250% by 2040 Medicare and Medicaid SNF Spending (in billions) 80.0 70.0 60.0 50.0 40.0 30.0 20.0 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Medicare Medicaid Sources: Medpac and US HHS Department 10

Nasdaq: DVCR Relative Cost Per Case of Treatment Across Post-Acute Care Providers $115 $120 $100 $75 $80 $67 $60 $45 $34 $31 $40 $26 $26 $18 $17 $11 $20 $8 $9 $6 $10 $0 Stroke Hip Fracture Joint Respiratory w/ Tracheotomy w/ Replacement Vent Vent SNF IRF LTAC SNFs are recognized as high quality, low cost provider of institutional post-acute care Sources: Medpac and US HHS Department 11

Nasdaq: DVCR Risks to the Industry and the Company A number of risks may impact the Industry in general and the Company in particular, including litigation risks and Government reimbursement/regulation risks. Litigation Risks include: • The provision of health care services results in numerous professional liability claims. As of June 30, 2018, the Company had 79 professional liability lawsuits pending against it, many of which are substantially self-insured; thus, the Company has significant potential professional liability exposure. • The Industry is subject to extensive regulatory scrutiny and lawsuits alleging violations of the False Claims Act. The Company is currently defending an investigation relating to its therapy services arising from a false claims lawsuit and an investigation related to the completion of preadmission evaluation forms required by the Tennessee Medicaid Program. • The Company is the subject of a purported class action lawsuit against one of its former Arkansas facilities seeking damages for alleged chronic understaffing. 12

Nasdaq: DVCR Risks to the Industry and the Company Government Reimbursement Risks include: • In recent years, there have been initiatives on the federal and state levels for comprehensive reforms affecting the availability, payment and reimbursement of healthcare services in the United States. The Industry is subject to ongoing health care reform which is likely to continue to affect the provision of healthcare services and may require changes in the way the Company conducts its business. • The Industry, as well as the Company, is primarily dependent upon reimbursement from third-party payors, including the Medicare and Medicaid programs. Significant reductions in the reimbursements provided by these programs and other changes have been proposed that would, if implemented, negatively impact the Company’s net revenues, net income and cash flows. • The health care industry is subject to numerous laws and regulations of federal, state and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government health care program participation requirements, protection of patient health information, reimbursement for patient services, quality of patient care and Medicare and Medicaid fraud and abuse. The Company must comply with these increased regulations in order to qualify for reimbursement under Medicare and Medicaid Programs. 13

Nasdaq: DVCR Company Overview • Mature Company • Provides a full spectrum of post-acute healthcare services • Robust operating platform capable of significant growth expansion 14

Nasdaq: DVCR Key Strategic Accomplishments Retooling: Areas of Focus Expanded Platform Operational Facility Focus Now On Development Improvement Renovations Portfolio Growth Launched Q3 2010 Today Investments made in internal improvements and scalability position Diversicare for external growth 15

Nasdaq: DVCR Platform Development and Operational Improvements Implement an Electronic Medical Record (EMR) Solution Centralization of Key Processes People – Processes – Resources Completed – Company repositioned for rapid growth 16

Nasdaq: DVCR Key Results and Outcomes • Improved Quality Measures • Improved patient mix and reimbursement rates • Improved operating and G&A leverage • Demonstrated growth through acquisitions 17

Nasdaq: DVCR Adoption of ASC 606 - Effective January 1, 2018, the Company adopted the new revenue recognition standard in accordance with Accounting Standards Codification (“ASC”) 606. - The Company used the modified retrospective adoption approach. Therefore, prior year revenue was not restated and the comparison of the current year revenue is conformed to the legacy GAAP presentation and then compared to prior year revenue. - The impact on the bottom line of the methodology is minimal and mostly relates to the classification of bad debt expense, which is now being recorded as a reduction of revenue instead of a component of operating expense. 18

Nasdaq: DVCR Results for All Centers: 5 Star Quality Measures Relative to For-Profit Peer Group 4.4 4.17 4.2 4.0 3.8 3.6 3.4 3.2 3.0 Overall QM Rating DVCR Industry For-Profit Not-For-Profit Diversicare is an industry leader in 5 Star Quality Measures outcomes. 19

Nasdaq: DVCR Results: Rate Increases Driven By Higher Acuity • Medicare rate growth driven by acuity • 17.4% Increase from FY10 Q3 to FY18 Q2 • 4.0% CAGR Medicare Rate Per Day $480 $455 A $430 $388 $380 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 '10 '10 '11 '11 '11 '11 '12 '12 '12 '12 '13 '13 '13 '13 '14 '14 '14 '14 '15 '15 '15 '15 '16 '16 '16 '16 '17 '17 '17 '17 '18 '18 Medicare Rate Per Day RUGS IV Final Rule Impact A – Resulting from a 2% decrease in rates as a result of sequestration beginning April 1, 2013. 20

Nasdaq: DVCR

Results: Rate Increases Driven By Higher Acuity

- Medicaid rates driven by acuity
- 20.1% Increase from FY10 Q3 to FY18 Q2
- 4.7% CAGR


Medicaid Rate Per Day
$180
$175
$170
$165
$160
$155
$150
$145
$148
$178
Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18
Medicaid Rate Per Day

DIVERSICARE
HEALTHCARE SERVICES, INC.

21

Nasdaq: DVCR Results: Growth in Operated Facilities 80 76 75 70 65 60 55 50 45 45 40 35 30 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 • Our ability to integrate facilities onto our platform is proven by our growth and early accretion of new facilities. • We acquired 22 facilities in the fourth quarter of 2016. • On July 1, 2017, we acquired a facility located in Selma, Alabama. 22

Nasdaq: DVCR Results: Impact Of New Centers Acquisitions are Accretive to earnings within a quarter of acquisitions date – the exceptions being development opportunities like new construction, major renovations, etc. Demonstrated Platform Scalability by successful integration of new facilities New Facility Integration, including EMR, implemented during the first quarter of operations at new facilities 23

Nasdaq: DVCR Results: Revenue Impact of Acquisitions Quarterly Revenue $160 $140 $120 $100 $80 $60 $40 $20 $- Q1 ’14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Same-store group* 2015 Acquisitions (3) 2016 Acquisitions (22) 2017 Acquisitions (1) * For the purposes of this chart, the “same-store group” represents all centers operated by the Company prior to January 1, 2015. 24

Nasdaq: DVCR Results: New Centers and Same-Store *Same-Store group represents all nursing centers acquired by the Company prior to January 1, 2017. 25

Nasdaq: DVCR Results: Revenue Growth and Operating Leverage • Continued Company-wide cost reduction efforts in place o Diligent vendor management and product selection criteria o Centralized purchasing functions drive consistency through all facilities o Revenue and operating expenses increased in the fourth quarter due to the acquisition of 22 new centers Revenue and Facility-Level Operating Profit $150 25.0% $130 20.0% $110 15.0% $90 10.0% $70 5.0% $50 $30 0.0% Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 18 Revenue Operating Profit (%) 26

Nasdaq: DVCR Results: G&A Leverage • Continued G&A reduction efforts in place o Right-sized overhead structure for new portfolio o Centralized core functions to leverage skilled teams • Savings from G&A reductions funded strategic investments G&A Expense as a % of Revenue 8.0% A 7.0% B 6.0% 5.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 '15 '15 '15 '15 '16 '16 '16 '16 '17 '17 '17 '17 '18 '18 A – G&A expenses increased in the third quarter of 2016 due to preparation for our acquisition activity of 22 centers in the fourth quarter. B – G&A expenses have been normalized, excluding $1.2 million of executive severance related expenses. 27

Nasdaq: DVCR Current Areas of Focus • Continuous quality improvement • Enhancing existing portfolio • Growth through accretive acquisitions 28

Nasdaq: DVCR Continue to Enhance Existing Portfolio Continuous improvement of Quality Measures Continue to drive volume of patients served Improve skilled mix / provide high-acuity services Ongoing renovations of existing facilities 29

Nasdaq: DVCR Portfolio Growth Achieved goal of doubling the size of the Company in 3 years Target: 5-10 new facilities per year Active acquisition pipeline Expanded operating infrastructure = Scalability Structure flexibility = Several sources of financial capacity 30

Nasdaq: DVCR Flexible Structure Broadens Pipeline Acquisition Types 2010 Today • Full Ownership Of Assets Fee-Simple • Participate In Value Appreciation 20% 24% Acquisitions • Enhance Facility Ownership Assumption of • Minimal Capital Required Long-Term Operating • Leverage Turnaround Capabilities 80% 76% Leases • Leverage Strong REIT Relationships 31

Nasdaq: DVCR Summary • Improved operational and financial results • Attractive investment dynamics • Repositioned for the future 32

Nasdaq: DVCR Key Financial and Operating Statistics Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Average Daily Census 6,746 6,756 6,740 6,854 6,749 Total Average Daily Census – 996 1,086 988 994 1,053 Medicare & Managed Care Skilled Mix % 14.8% 16.1% 14.7% 14.5% 15.6% Occupancy (Available Beds) 84.5% 84.5% 83.3% 84.7% 83.5% Medicare Rate Per Day $455.29 $455.72 $457.02 $455.95 $453.02 Medicaid Rate Per Day $177.58 $176.78 $178.29 $176.26 $173.92 Revenue (Millions) $141.1 $141.3 $144.4 $146.4 $142.6 Facility Level Operating Profit $29.6 $29.0 $28.2 $28.3 $29.4 G&A % of Revenue 6.6% 5.8% 5.6% 5.5% 5.8% Net Income (Loss) ($0.3) $(0.1) $(5.9) $(0.6) $0.4 Adjusted EBITDAR $18.4 $18.2 $17.4 $17.6 $18.6 Adjusted EBITDA $4.6 $4.5 $3.7 $3.9 $4.8 33

Nasdaq: DVCR Investment Highlights Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results 34

Nasdaq: DVCR Appendix A: Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR (a) Represents non-recurring costs associated with acquisition-related transactions. (b) Represents non-recurring lease termination receipts, net of expenses, related to the termination of the Carthage, Mississippi operating lease in September 2017. (c) Represents non-recurring hurricane costs related to Hurricanes Harvey and Irma during the third quarter 2017. (d) Represents non-recurring gain on bargain purchase related to the Selma acquisition in July 2017. (e) Represents non-recurring gain on the sale of an unconsolidated affiliate sold in November 2016. (f) Represents non-recurring costs associated with severance related expenses for the former Chief Executive Officer. 35